UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	May 17, 2006

Allied Waste Industries, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	1-14705	88-0228636
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

15880 North Greenway-Hayden Loop, Suite 100, Scottsdale, Arizona		85260
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(480) 627-2700

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

On May 17, 2006, Allied Waste Industries, Inc. announced the consummation of the offering by Allied Waste North America, Inc., its wholly owned subsidiary ("AWNA"), of $600.0 million in aggregate principal amount of 7 1/8% Senior Notes due 2016 (the "Senior Notes") in a private offering under Rule 144A and Regulation S of the Securities Act. The Senior Notes are governed by the seventeenth supplemental indenture, dated May 17, 2006, among AWNA, Allied Waste Industries, Inc., the guarantors party thereto, and U.S. Bank National Association, as trustee. A copy of the seventeenth supplemental indenture is attached as exhibit 1.01. In addition, AWNA, Allied Waste Industries, Inc. and the other guarantors of the Senior Notes entered into a registration rights agreement requiring AWNA and the guarantors to register the Senior Notes and related guarantees under the Securities Act. A copy of the registration rights agreement is attached as exhibit 1.02.

On May 17, 2006, Allied Waste Industries, Inc. also announced the receipt of consents necessary to amend the indenture governing the 8 7/8% Senior Notes due 2008 of AWNA. In connection with the receipt of the requisite consents, AWNA, Allied Waste Industries, Inc., the guarantors party thereto, and U.S. Bank National Association, as trustee, entered into a second supplemental indenture to the sixth supplemental indenture governing the 8 7/8% Senior Notes due 2008. A copy of the supplemental indenture is attached as exhibit 1.03.

Item 8.01 Other Events.

On May 17, 2006, Allied Waste Industries, Inc. announced the closing of its previously announced offering of Senior Notes by AWNA and the receipt of the requisite consents necessary to amend the indenture governing the 8 7/8% Senior Notes due 2008 of AWNA. A copy of the press release is attached as exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

(a) Not applicable
(b) Not applicable
(c) Exhibits

Exhibit No. Description

1.01 Seventeenth Supplemental Indenture governing the 7 1/8% Senior
Notes due 2016, dated May 17, 2006, by and among Allied Waste
North America, Inc., Allied Waste Industries, Inc., the guarantors party thereto and U.S. Bank National Association, as trustee.

1.02 Registration Rights Agreement, dated as of May 17, 2006, by and among Allied Waste North America, Inc., Allied Waste Industries,
Inc., the guarantors party thereto, and the initial purchasers of the 7 1/8% Senior Notes due 2016.

1.03 Second supplemental indenture to the sixth supplemental indenture governing the 8 7/8% Senior Notes due 2008, dated May 17, 2006, by and among Allied Waste North America, Inc., the guarantors
signatory thereto and U.S. Bank National Association, as trustee.

99.1 Press release.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Allied Waste Industries, Inc.

May 17, 2006	By:	Peter S. Hathaway

Name: Peter S. Hathaway
Title: Executive Vice President and Chief Financial Officer

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Exhibit Index

Exhibit No.	Description

1.01	Seventeenth Supplemental Indenture governing the 7 1/8% Senior Notes due 2016, dated May 17, 2006 by and among Allied Waste North America, Inc., Allied Waste Industries, Inc., the guarantors party thereto and U.S. Bank National Association, as trustee.
1.02	Registration Rights Agreement, dated as of May 17, 2006, by and among Allied Waste North America, Inc., Allied Waste Industries, Inc., the guarantors party thereto, and the initial purchasers of the 7 1/8% Senior Notes due 2016.
1.03	Second Supplemental Indenture to the Sixth Supplemental Indenture governing the 8 7/8% Senior Notes due 2008, dated May 17, 2006, by and among Allied Waste North America, Inc., the guarantors signatory thereto and U.S. Bank National Association, as trustee.
99.1	Press Release.